PROSPECTUS                                         August 1, 1999

                       JHAVERI VALUE FUND
                       18820 High Parkway
                     Cleveland, Ohio 44116


     Jhaveri Value Fund is a mutual fund whose investment objective is long term capital appreciation. The Fund seeks to achieve its objective by investing primarily in a broad range of common stocks believed by its Adviser, Investments Technology, Inc., to have above average prospects for appreciation, based on a proprietary investment model developed by the Adviser.

      The Fund is "no-load," which means there are no sales charges or commissions. In addition, investors pay no 12b-1 fees, distribution expenses or deferred sales charges.











          For questions about investing in the Fund or For Information,
                       Shareholder Services and Requests:
                                 (440) 356-1565
                            www.jhaverivaluefund.com








As with all mutual funds, the Securities and Exchange Commission has not determined that the information in this prospectus is accurate or complete, nor has it approved or disapproved the Fund's shares. It is a criminal offense to state otherwise.

                       TABLE OF CONTENTS
                                                              PAGE

ABOUT THE FUND                                                  3
HOW THE FUND HAS PERFORMED                                      4
COSTS OF INVESTING IN THE FUND                                  5
HOW TO INVEST IN THE FUND                                       6
HOW TO REDEEM SHARES                                            8
SHARE PRICE CALCULATION                                         9
DIVIDENDS AND DISTRIBUTIONS                                     9
TAXES                                                           9
MANAGEMENT OF THE FUND                                          9
OTHER INFORMATION ABOUT INVESTMENTS                            10
YEAR 2000 ISSUE                                                10
FINANCIAL HIGHLIGHTS                                           11

                                 ABOUT THE FUND
Investment Objective

      The investment objective of the Fund is to provide long term capital appreciation.

Principal Strategies

      The Fund invests primarily in a broad range of common stocks that its Adviser believes are undervalued and have above average prospects for appreciation, based on a proprietary investment model developed by the Adviser. The investment model applies historical, fundamental and technical analyses to a data base of approximately 1,000 companies to determine optimum buy and sell ranges for the common stock of each of the companies in the data base. The Adviser uses its investment model to screen the companies in the data base, then selects stocks to provide industry and company diversification.

      The Fund generally will be fully invested in common stocks regardless of the movement of stock prices. The Fund normally will invest primarily in common stocks of medium and large U.S. companies (average market capitalization of the companies in the Fund's portfolio is expected to approximate $5 billion). The Adviser seeks to limit investment risk by diversifying the Fund's investments across a broad range of industries and companies.


Principal Risks of Investing in the Fund

     All investments carry risks to some degree. The principal risks of investing in the Fund are the stock market risks common to all equity investments and the company risks associated with each individual investment in the Fund's portfolio. Stock market risk means that Fund shares might decrease in value in response to such things as general economic conditions and political stability. Company risk means that Fund shares might decrease in value in response to the activities and financial prospects of an individual company in the Fund's portfolio. You could lose money by investing in the Fund.

   In addition, the stocks of medium sized companies are subject to certain risks including:
- possible dependence on a limited product line, market, financial resources or management group
- less frequent trading and trading with smaller volume than larger stocks, which may make it difficult for the Fund to buy or sell the stocks
- greater fluctuation in value than larger, more established company stocks

Is this Fund Right for You?

     The Fund is intended for investors with a long term wealthbuilding horizon. You should invest in the Fund only if you are willing to accept price fluctuation in your investment and the risks associated with common stock investment.

                           HOW THE FUND HAS PERFORMED

     The bar chart and table below show the variability of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year since the Fund's inception. The table shows how the Fund's average annual total returns over time (net of fees and expenses) compare to those of a broad-based securities market index. Of course, the Fund's past performance is not necessarily an indication of its future performance.

Annual Total Returns as of December 31 of each year*



* The Fund's year-to-date return as of June 30, 1999 was 24.6%.

   During the period shown, the highest return for a calendar quarter was 13.48% in the 3rd quarter of 1997, and the lowest return was (23.60)% for the 3rd quarter of 1996.

Average Annual Total Returns for the periods ending 12/31/98:

                          1 Year         Since Inception*
The Fund                  (8.33)%            6.24%
S&P 500 Index             28.34%            27.99%
S&P Barra Value Index**   12.47%             n/a

     * May 1, 1995
     **The S&P Barra Value Index is comprised of the 250 stocks of the S&P 500 with the lowest price to earnings ratios.

                         COSTS OF INVESTING IN THE FUND

Shareholder Fees (fees paid directly from your investment)

Sales Load Imposed on Purchases                              NONE
Sales Load Imposed on Reinvested Dividends                   NONE
Deferred Sales Load                                          NONE
Redemption Fees                                              NONE
Exchange Fees                                                NONE

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)1

Management Fees                                             2.50%
Distribution (12b-1) Fees                                    NONE
Total Fund Operating Expenses                               2.50%


1 The Fund's total operating expenses are equal to the management fee paid to the Adviser because the Adviser pays all of the Fund's operating expenses.

Example:

     The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example uses the same assumptions as other mutual fund prospectuses: a $10,000 initial investment for the time periods indicated, 5% annual total return, constant operating expenses, and sale of all shares at the end of each time period. Although your actual expenses may be different, based on these assumptions your costs would be:

                   1 year    3 years   5 years     10 years

     Your costs:    $253      $779      $1,331      $2,840

                            HOW TO INVEST IN THE FUND

      The minimum initial investment in the Fund is $10,000 ($2,000 for retirement accounts) and minimum subsequent investments are $1,000. Your purchase of shares of the Fund will be at the next share price calculated after receipt of your investment.

Initial Purchase

     By Mail - You may purchase shares of the Fund by completing and signing the investment application form which accompanies this Prospectus and mailing it, in proper form, together with a check made payable to Jhaveri Value Fund, and sent to the P.O. Box listed below. If you prefer overnight delivery, use the overnight address listed below.



U.S. mail:     Jhaveri Value Fund           Overnight: Jhaveri Value Fund
               P.O. Box 640994                         c/o Firstar Bank, N.A.
               Cincinnati, Ohio 45264-0994             Mutual Fund Custody Dept.
                                                       425 Walnut St. M.L. 6118
                                                       Cincinnati, Ohio 45202

      By Wire - You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call the Fund at 440-356-1565 to set up your account and obtain an account number. You should be prepared to provide the information on the application to the Fund. Then, provide your bank with the following information for purposes of wiring your investment:

               Firstar Bank, N.A. Cinti/Trust
               ABA #0420-0001-3
               Attn:  Jhaveri Value Fund
               D.D.A. # 48360-9483
               Account Name _________________ (write in shareholder name) For the Account # ______________ (write in account number)

     You must mail a signed application to the Custodian at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, the Custodian and Mutual Shareholder Services, LLC, the Fund's transfer agent (the "Transfer Agent") are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the Transfer Agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future .

Additional Investments

      You may purchase additional shares of the Fund at any time (minimum of $1,000) by mail or wire. Each additional mail purchase request must contain - your name - the name of your account(s) - your account number(s) - a check made payable to Jhaveri Value Fund.

Send your purchase request to the address above. A bank wire should be sent as outlined above.

Tax Sheltered Retirement Plans

      Since the Fund is oriented to longer term investments, shares of the Fund may be an appropriate investment medium for tax sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions
(SEPs); 401(k) plans; qualified corporate pension and profit sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. Contact the Fund for the procedure to open an IRA or SEP plan and more specific information regarding these retirement plan options. Please consult with your attorney or tax adviser regarding these plans. You must pay custodial fees of $8/year for your IRA by redemption of sufficient shares of the Fund from the IRA unless the fees are paid directly to the IRA custodian. Call the Fund for information about the IRA custodial fees.

Other Purchase Information

      You may exchange securities that you own for shares of the Fund, provided the securities meet the Fund's investment criteria and the Adviser believes they are a desirable investment for the Fund. Any exchange will be a taxable event and you may incur certain transaction costs relating to the exchange. Contact the Fund for additional information.

      The Fund may limit the amount of purchases and refuse to sell to any person. If your check or wire does not clear, you will be responsible for any loss incurred. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund.

                      HOW TO REDEEM SHARES

      You may redeem any part of your account in the Fund at no charge by mail. All redemptions will be made at the net asset value next determined after your redemption request has been received by the Transfer Agent with the following information:

- your name
- your account number(s)
- the name of your account(s)
- your address
- the dollar amount or number of shares you wish to redeem, and
- the signatures of all registered share owner(s) in the exact name(s) and any special capacity in which they are registered.

     The Fund may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for your protection. At the discretion of the Fund or the Transfer Agent, you may be required to furnish additional legal documents to insure proper authorization.

Your request should be addressed to:

                    Jhaveri Value Fund
                    c/o Mutual Shareholder Services, LLC
                    1301 East 9th Street Suite 1005
                    Cleveland, Ohio 44114

      Additional Information - If you are not certain of the requirements for a redemption please call the Fund at (440) 356-1565. Redemptions specifying a certain date or share price cannot be accepted and will be returned. We will mail you the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, we may suspend redemptions or postpone payment dates.

                    SHARE PRICE CALCULATION

     The price you pay for your shares is based on the Fund's net asset value per share (NAV). The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, Federal holidays and Good Friday). The NAV is calculated by dividing the value of the Fund's total assets
(including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding.

     The Fund's assets are generally valued at their market value. If market prices are not available, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value.

                  DIVIDENDS AND DISTRIBUTIONS

      The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders every December. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request. The Fund expects that its distributions will consist primarily of capital gains.

                             TAXES

      In  general,  selling  shares  of the  Fund  and  receiving  distributions
(whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. Because distributions of long term capital gains are subject to capital gains taxes, regardless of how long you have owned your shares, you may want to avoid making a substantial investment when the Fund is about to make a long term capital gains distribution.

     Early each year, the Fund will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year. Dividends and capital gains distributions may also be subject to state and local taxes. If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

     The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor's tax circumstances are unique, please consult with your tax adviser about your Fund investment.

                             MANAGEMENT OF THE FUND

      The Fund retains Investments Technology, Inc., 18820 High Parkway, Cleveland, Ohio 44116 (the "Adviser") to manage the Trust's investments and its business affairs. The Adviser is an Ohio-based company that has been providing advisory services to clients since 1983. Ramesh C. Jhaveri and Saumil R. Jhaveri have been primarily responsible for the day-to-day management of the portfolio of the Fund since its inception. Ramesh C. Jhaveri is the Chairman of the Board, Chief Executive Officer, and a Trustee of the Trust, and has served as the President, Treasurer, and a Director of the Adviser since 1983. Saumil R. Jhaveri is the President, Treasurer, Secretary and a Trustee of the Trust and has served as the Vice President, Secretary, and a Director of the Adviser since 1991. Both are responsible for the development and refinement of the Adviser's proprietary investment model, which they use in the management of investments for individuals, corporations, pension plans, trusts, retirement plans and charitable and endowment accounts.

     During the fiscal year ended March 31, 1999 the Fund paid the Adviser a fee equal to 2.50% of its average daily net assets. The Adviser pays all of the operating expenses of the Fund except brokerage, taxes, interest and extraordinary expenses. In this regard, it should be noted that most investment companies pay their own operating expenses directly, while the Fund's expenses except those specified above are paid by the Adviser.


                       OTHER INFORMATION ABOUT INVESTMENTS

      The Fund may invest up to 20% of its assets in foreign equity securities through the purchase of American Depository Receipts ("ADRs"). An ADR is a certificate of ownership issued by a U.S. bank as a convenience to investors instead of the underlying foreign security which the bank holds in custody. In general, foreign investments involve higher risks than U.S. investments. Foreign markets tend to be more volatile than those of the U.S. and bring increased exposure to foreign economic, political and other events that can have a negative effect on the value of issuers in a particular foreign country.

   From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments, securities of other no-load mutual funds or repurchase agreements. If the Fund invests in shares of another mutual fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective. The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

   The investment objective of the Fund may be changed without shareholder approval.

                                 YEAR 2000 ISSUE

      Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser or the Fund's various service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Issue."

      The Adviser has taken steps that it believes are reasonably designed to address the Year 2000 Issue with respect to computer systems that are used and to obtain reasonable assurances that comparable steps are being taken by the Fund's major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund. In addition, the Adviser cannot make any assurances that the Year 2000 Issue will not affect the companies in which the Fund invests or worldwide markets and economies.

                              FINANCIAL HIGHLIGHTS

           The following table is intended to help you better understand the Fund's financial performance since its inception. Certain information reflects financial results for a single Fund share. The total returns represent the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by McCurdy & Associates CPA's, Inc., whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

For a share outstanding throughout each period:

                                  For year  For year   For year     For period
                                    ended     ended     ended    5/1/95* through
                                   3/31/99   3/31/98   3/31/97        3/31/96

Net asset value - beginning of period $14.07  $12.64    $12.38        $12.00

INCOME FROM INVESTMENT OPERATIONS

Net investment income (loss)            (.17)   (.09)     (.11)          .00
Net gain on investments both
  realized and unrealized              (2.33)   3.97      1.27           .79

Total from investment operations       (2.50)   3.88      1.16           .79

LESS DISTRIBUTIONS

Dividends from net investment income    0.00    0.00      0.00          (.04)
Dividends from capital gains            (.21)  (2.45)     (.90)         (.37)

Net asset value - end of period       $11.36  $14.07    $12.64        $12.38

Total Return                          (17.66)% 33.74%     9.23%         7.45%**

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in 000's)  12,227  16,174    11,104         9,124
Ratio of expenses to average net assets 2.50%   2.50%     2.50%         2.50%**
Ratio of net investment income (loss)
  to average net assets                (1.43)% (.70)%    (.87)%         (.02)%**
Portfolio turnover rate                83.09%  58.92%   54.48%         45.23%

*Commencement of Operations
**Annualized

                               Investment Adviser
                          Investments Technology, Inc.
                               18820 High Parkway
                              Cleveland, Ohio 44116

Custodian (all initial and subsequent purchases)       Auditors
Firstar Bank, N.A.                              McCurdy & Associates CPA's, Inc.
P.O. Box 640994                                 27955 Clemens Road
Cincinnati, Ohio  45264-0994                    Westlake, Ohio 44145

Transfer Agent (all redemption requests)               Legal Counsel
Mutual Shareholder Services, LLC                Brown, Cummins & Brown Co., LPA
1301 East 9th Street  Suite 1005                3500 Carew Tower
Cleveland, Ohio  44114                          Cincinnati, Ohio 45202

     Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated by reference into this Prospectus, contains detailed information on Fund policies and operation. Shareholder reports contain management's discussion of market conditions, investment strategies and performance results as of the Fund's latest semi-annual or annual fiscal year end.

     Call the Fund collect at 440-356-1565 to request free copies of the SAI and the Fund's annual and semi-annual reports, to request other information about the Fund and to make shareholder inquiries.

     You may also obtain information about the Fund (including the SAI and other reports) from the Securities and Exchange Commission on their Internet site at http://www.sec.gov or at their Public Reference Room in Washington, D.C. Call the SEC at 800-SEC-0330 for room hours and operation. You may also obtain Fund information by sending a written request and duplicating fee to the Public Reference Section of the SEC, Washington, D.C. 20549-6609.






Investment Company Act # 811-8718

                               JHAVERI VALUE FUND
                                   a series of
                                The Jhaveri Trust



                       STATEMENT OF ADDITIONAL INFORMATION



                                 August 1, 1999


      This Statement of Additional Information ("SAI") is not a Prospectus. It should be read in conjunction with the Prospectus of Jhaveri Value Fund dated August 1, 1999. This SAI incorporates by reference the financial statements and independent auditor's report from the Fund's Annual Report to Shareholders for the fiscal year ended March 31, 1999 ("Annual Report"). A free copy of the Prospectus and Annual Report can be obtained by writing the Transfer Agent at 1301 East 9th Street, Suite 1005, Cleveland, Ohio 44114, or by calling the Fund collect at 440-356-1565.



TABLE OF CONTENTS

                                                                            PAGE


DESCRIPTION OF THE TRUST AND FUND                                             1

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS         1

INVESTMENT LIMITATIONS                                                        2

THE INVESTMENT ADVISER                                                        4

TRUSTEES AND OFFICERS                                                         5

PORTFOLIO TRANSACTIONS AND BROKERAGE                                          6

DETERMINATION OF SHARE PRICE                                                  8

INVESTMENT PERFORMANCE                                                        8

CUSTODIAN                                                                     9

TRANSFER AGENT,  ADMINISTRATOR AND FUND ACCOUNTANT                            9

ACCOUNTANTS                                                                   9

DISTRIBUTOR                                                                   9

FINANCIAL STATEMENTS                                                          9

                        DESCRIPTION OF THE TRUST AND FUND

      The Jhaveri Trust (the "Trust") is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated January 18, 1995 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. Shares of one series have been authorized, which shares constitute the interests in Jhaveri Value Fund (the "Fund"). The Fund (a diversified series of the Trust) was organized on January 18, 1995, and commenced operations on May 1, 1995. The investment adviser to the Fund is Investments Technology, Inc. (the "Adviser").

      Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

     Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal voting rights and liquidation rights.

      Upon sixty days prior written notice to shareholders, the Fund may make redemption payments in whole or in part in securities or other property if the Trustees determine that existing conditions make cash payments undesirable. Each share of the Fund is subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the shareholders of the Fund.

      The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

     As of May 27, 1999, the following persons may be deemed to beneficially own five percent (5%) or more of the Fund: Ramesh C. Jhaveri and Nalini R. Jhaveri, M.D. (including the shares owned by Triad-Erisa Partnership) 18820 High Pkwy., Rocky River, Ohio 44116 - 37.73% Margaret A. Weekley, 1420 W. Bagley Road, Berea, Ohio 44017 - 8.80%; Chonilal K. Lalwani and Vidya C. Lalwani, M.D., 4410 Valley Forge Drive, Fairview Park, Ohio 44126 - 8.08%; Shah Investments Limited Partnership, 1726 East Knox Road, Tempe, AZ 85284 -- 5.78%.

      As of May 27, 1999, the Triad-Erisa Partnership (a partnership controlled by Ramesh C. Jhaveri), Ramesh C. Jhaveri and Nalini R. Jhaveri, M.D. (the wife of Ramesh C. Jhaveri) may be deemed to control the Fund as a result of their respective beneficial ownership of the shares of the Fund. As the controlling shareholders, they would control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund's fundamental policies or the terms of the management agreement with the Fund's adviser. As of May 27, 1999, the officers and trustees as a group may be deemed to beneficially own 41.87% of the Fund.

      ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

     This section contains a more detailed discussion of some of the investments the Fund may make and some of the techniques it may use, as described in the Prospectus (see "Investment Objectives and Strategies" and "Investment Policies and Techniques and Risk Considerations").

      A. Equity Securities. The Fund may invest in common stocks and closed-end investment companies which invest primarily in common stocks. The Fund may hold warrants and rights issued in conjunction with common stock, but in general will sell any such warrants or rights as soon as practicable after they are received. Warrants are options to purchase equity securities at a specified price valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders.

      Equity securities include common stocks of domestic real estate investment trusts and other companies which operate as real estate corporations or which have a significant portion of their assets in real estate. The Fund will not acquire any direct ownership of real estate.

      B. Repurchase Agreements. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a U.S. Government obligation (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with the Custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser (subject to review by the Board of Trustees) to be creditworthy. The Adviser monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions, and the Fund will not invest more than 5% of its net assets in repurchase agreements.

      C. Loans of Portfolio Securities. The Fund may make short and long term loans of its portfolio securities. Under the lending policy authorized by the Board of Trustees and implemented by the Adviser in response to requests of broker-dealers or institutional investors which the Adviser deems qualified, the borrower must agree to maintain collateral, in the form of cash or U.S. government obligations, with the Fund on a daily mark-to-market basis in an amount at least equal to 100% of the value of the loaned securities. The Fund will continue to receive dividends or interest on the loaned securities and may terminate such loans at any time or reacquire such securities in time to vote on any matter which the Board of Trustees determines to be serious. With respect to loans of securities, there is the risk that the borrower may fail to return the loaned securities or that the borrower may not be able to provide additional collateral.

      D. Illiquid Securities. The portfolio of the Fund may contain illiquid securities. Illiquid securities generally include securities which cannot be disposed of promptly and in the ordinary course of business without taking a reduced price. Securities may be illiquid due to contractual or legal restrictions on resale or lack of a ready market. The following securities are considered to be illiquid: repurchase agreements maturing in more than seven days, nonpublicly offered securities and restricted securities. The Fund will not invest more than 5% of its net assets in illiquid securities.

      E. Other Investment Companies. The Fund is permitted to invest in other investment companies at any time. The Fund will not purchase more than 3% of the outstanding voting stock of any investment company. If the Fund acquires securities of another investment company, the shareholders of the Fund may be subject to duplicative management fees.

                             INVESTMENT LIMITATIONS

      Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental ("Fundamental"), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and the Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

      1. Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

      2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is (a) consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff and (b) as described in the Prospectus and the Statement of Additional Information.

      3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

      4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that a significant portion of their assets in real estate (including real estate investment trusts).

      5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

      6. Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7. Concentration. The Fund will not invest 25% or more of its total assets in a particular industry. This imitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

     With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

      Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

      Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see "Investment Restrictions" above).

      i. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

      ii. Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding. The Fund will not enter into reverse repurchase agreements.

      iii. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

      iv. Short Sales. The Fund will not effect short sales of securities unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short.

      v. Options. The Fund will not purchase or sell puts, calls, options or straddles.

      vi. Repurchase Agreements. The Fund will not invest more than 5% of its net assets in repurchase agreements.

      vii. Loans of Portfolio Securities. The Fund will not make a loan of portfolio securities which would cause the value of all such loans outstanding to exceed 5% of the Fund's net assets.

      viii. Illiquid Investments. The Fund will not invest more than 5% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

                             THE INVESTMENT ADVISER

      The Trust's investment adviser is Investments Technology, Inc., 18820 HighParkway, Cleveland, Ohio 44116. Ramesh C. Jhaveri and Saumil R. Jhaveri may be deemed to be controlling persons and affiliates of the Adviser due to their ownership of its shares and their positions as officers and directors of the Adviser. They, because of such affiliation, may receive benefits from the management fees paid to the Adviser.

      Under the terms of the management agreement (the "Agreement"), the Adviser manages the Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage, taxes, interest and extraordinary expenses. As compensation for its management services and agreement to pay the Fund's expenses, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 2.50% of the average daily net assets of the Fund. The Adviser may waive all or part of its fee, at any time, and at its sole discretion, but such action shall not obligate the Adviser to waive any fees in the future. For the fiscal years ended March 31, 1999, 1998 and 1997, the Fund paid fees to the Adviser of $333,778, $344,408 and $261,501, respectively.

      The Adviser retains the right to use the name "Jhaveri" in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust's right to use the name "Jhaveri" automatically ceases ninety days after termination of the Agreement and may be withdrawn by the Adviser on ninety days written notice.

     The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. The Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, management of the Fund believes that the Glass- Steagall Act should not preclude a bank from providing such services. However, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. If a bank were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

                              TRUSTEES AND OFFICERS

      The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. Each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, is indicated by an asterisk.

          Name                               Position

    *Ramesh C. Jhaveri            Chairman of the Board, Chief Executive Officer
                                  and Trustee
    *Saumil R. Jhaveri            President, Treasurer, Secretary and Trustee
     Mukul M. Mehta               Trustee
     James F. Mueller             Trustee
     David R. Zavagno             Trustee

      The principal occupations of the executive officers and Trustees of the Trust during the past five years are set forth below:

      Ramesh C. Jhaveri, 18820 High Parkway, Cleveland, Ohio 44116, is the president of Investments Technology, Inc., an investment counseling firm which he founded in 1983. He is licensed at Financial America Securities, Inc., an NASD broker-dealer, as an account executive, options principal and general securities principal.

      Saumil R. Jhaveri, 18820 High Parkway, Cleveland, Ohio 44116, is the vice president of Investments Technology, Inc., where he has been working full time since 1991. He received his Bachelor of Science degree in Finance from Ohio State University in 1991. He is the son of Ramesh C. Jhaveri.

      Mukul M. Mehta, 11000 Cedar Avenue, Cleveland, Ohio 44106, is the founder and president of Quality Sciences, Inc., a consulting and software development firm assisting chemical industry clientele including Fortune 500 companies. Prior to May, 1992, he was an employee of BF Goodrich Company, where he managed a consulting group using computer applications for solving technical and business problems.

      James F. Mueller, P.O. Box 280, Amherst, Ohio 44001, is advertising director for Ed Mullinax Ford, a car dealer.

      David R. Zavagno, 30325 Bainbridge Road, Solon, Ohio 44139, is the founder and president of Universal Medical Systems, Inc., a company specializing in diagnostic imaging equipment design, sales and installation.

      The Board of Trustees supervises the business activities of the Trust. Like other mutual funds, the Trust retains various organizations to perform specialized services. The compensation paid to the Trustees of the Trust for the fiscal year ended March 31, 1999 is set forth in the following table:


                   Total Compensation from
   Name       Age  Trust (the Trust is not
                   in a Fund Complex)1

Ramesh C.     61            0
Jhaveri
Saumil R.     29            0
Jhaveri
Mukul M.      52           $800
Mehta
James F.      55           $800
Mueller
David R.      43           $800
Zavagno

1 Trustee fees are Trust expenses. However, because the management agreement obligates the Adviser to pay all of the operating expenses of the Trust (with limited exceptions), the Adviser makes the actual payment.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

      Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its obligation of seeking best qualitative execution, the Adviser may give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions.

      The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

      Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Agreement.

      While The Fund does not deem it practicable and in its best interests to solicit competitive bids for commission rates on each transaction, consideration is regularly given to posted commission rates as well as other information concerning the level of commissions charged on comparable transactions by qualified brokers.

      The Fund has no obligation to deal with any broker or dealer in the execution of its transactions. However, it is contemplated that Financial America Securities, Inc., in its capacity as a registered broker-dealer, will effect substantially all securities transactions which are executed on a national securities exchange and over-the-counter transactions conducted on an agency basis. Such transactions will be executed at competitive commission rates through RPR Clearing Services, Inc., a division of Rauscher Pierce Refsnes, Inc. Financial America Securities, Inc., a registered broker-dealer of which Mr. Ramesh Jhaveri is an account executive, receives brokerage commissions from the Fund. Mr. Jhaveri receives no compensation from Financial America Securities, Inc. as a result of those commissions. The Adviser (not the Fund) may pay fees to certain fund consultants based on investments made and maintained by investors such consultants have referred to the Fund.

     Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Purchases made directly through a market maker may include the spread between the bid and asked prices.

      Under the Investment Company Act of 1940, persons affiliated with an affiliate of the Adviser (such as Financial America Securities, Inc.) may be prohibited from dealing with the Fund as a principal in the purchase and sale of securities. Therefore, Financial America Securities, Inc. will not serve as the Fund's dealer in connection with over-the-counter transactions. However, Financial America Securities, Inc. may serve as the Fund's broker in over-the-counter transactions conducted on an agency basis and will receive brokerage commissions in connection with such transactions. Such agency transactions will be executed through RPR Clearing Services, Inc., a division of Rauscher, Pierce Refsnes, Inc.

      The Fund will not effect any brokerage transactions in its portfolio securities with Financial America Securities, Inc. if such transactions would be unfair or unreasonable to Fund shareholders, and the commissions will be paid solely for the execution of trades and not for any other services. The Agreement provides that affiliates of affiliates of the Adviser may receive brokerage commissions in connection with effecting such transactions for the Fund. In determining the commissions to be paid to Financial America Securities, Inc., it is the policy of the Fund that such commissions will, in the judgment of the Trust's Board of Trustees, be (a) at least as favorable to the Fund as those which would be charged by other qualified brokers having comparable execution capability and (b) at least as favorable to the Fund as commissions contemporaneously charged by Financial America Securities, Inc. on comparable transactions for its most favored unaffiliated customers, except for customers of Financial America Securities, Inc. considered by a majority of the Trust's disinterested Trustees not to be comparable to the Fund. The disinterested Trustees from time to time review, among other things, information relating to the commissions charged by Financial America Securities, Inc. to the Fund and its other customers, and rates and other information concerning the commissions charged by other qualified brokers.

      The Agreement does not provide for a reduction of the Adviser's fee by the amount of any profits earned by Financial America Securities, Inc. or Mr. Ramesh
C. Jhaveri from brokerage commissions generated from portfolio transactions of the Fund.

      While the Fund contemplates no ongoing arrangements with any other brokerage firms, brokerage business may be given from time to time to other firms. Financial America Securities, Inc. will not receive reciprocal brokerage business as a result of the brokerage business placed by the Fund with others.

      To the extent that the Trust and another of the Adviser's clients seek to acquire the same security at about the same time, the Trust may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Trust may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Trust. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be made by random client selection.

      For the fiscal years ended March 31, 1999, 1998 and 1997, the Fund paid brokerage commissions of $44,759, $44,602, and $32,296, respectively, to Financial America Securities, Inc. for effecting 100% of the Fund's commission transactions.

                          DETERMINATION OF SHARE PRICE

      The price (net asset value) of the shares of the Fund is determined as of 4:00 p.m., Eastern time on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

                             INVESTMENT PERFORMANCE

      The  Fund  may  periodically  advertise  "average  annual  total  return."
"Average annual total return," as defined by the Securities and Exchange Commission, is computed by finding the average annual compounded rates of return (over the one and five year periods and the period from initial public offering through the end of the Fund's most recent fiscal year) that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                             P(1+T)n=ERV

Where:                   P    =    a hypothetical $1,000 initial investment
                         T    =    average annual total return
                         n    =    number of years
                       ERV    =    ending redeemable value  at  the  end  of the
                    applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period.

The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates and that a complete redemption occurs at the end of the applicable period.

      The Fund may also periodically advertise its total return over various periods in addition to the value of a $10,000 investment (made on the date of the initial public offering of the Fund's shares) as of the end of a specified period. The "total return" for the Fund refers to the percentage change in the value of an account between the beginning and end of the stated period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions.

       The Fund's investment performance will vary depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing the Fund's performance to those of other investment companies or investment vehicles. The risks associated with the Fund's investment objective, policies and techniques should also be considered. At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any performance will continue.

      From time to time, in advertisements, sales literature and information furnished to present or prospective shareholders, the performance of the Fund may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the Fund or considered to be representative of the stock market in general. The Fund may use the S & P 500 Stock Index, the S&P Barra Value Index or the Dow Jones Industrial Average.

     In addition, the performance of the Fund may be compared to other groups of mutual funds tracked by any widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, such as Lipper Analytical Services, Inc. or Morningstar, Inc. The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of the Fund. Performance rankings and ratings reported periodically in national financial publications such as Barron's and Fortune also may be used.

      The average annual total return for the Fund for the fiscal year ended March 31, 1999 and for the period from May 1, 1995 (the Fund's inception) through March 31, 1999, was 1.43% and 6.63%, respectively.

                                    CUSTODIAN

     Firstar Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, is Custodian of the Fund's investments. The Custodian acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

                TRANSFER AGENT, ADMINISTRATOR AND FUND ACCOUNTANT

      Mutual Shareholder Services, LLC, The Tower at Erieview, 1301 East Ninth Street, Suite 1005, Cleveland, Ohio 44114 ("MSS") acts as the Fund's transfer agent and administrator and, in such capacity, maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service and administrative functions. For its services as transfer agent and administrator, MSS receives a monthly fee of $800 from the Adviser. In addition, MSS provides fund accounting services to the Fund including maintaining the Fund's accounts, books and records and calculating the daily net asset value. For its services as fund accountant, MSS receives a monthly fee of $3,000 from the Adviser. For each fiscal years ended March 31, 1999 and 1998, MSS received $45,600 for its services as transfer agent, administrator and fund accountant. Maxus Investment Group owns a minority interest in MSS and owns all of Maxus Securities Corp., the Fund's Distributor.

                                   ACCOUNTANTS

     The firm of McCurdy & Associates, CPA's, 27955 Clemens Road, Westlake, Ohio 44145, has been selected as independent public accountants for the Trust for the fiscal year ending March 31, 2000. McCurdy & Associates performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.

                                   DISTRIBUTOR

      Maxus Securities Corp., The Tower at Erieview, 36th Floor, 1301 East Ninth Street, Cleveland, Ohio 44114, is an agent for distribution of shares of the Fund in certain states. The distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.


                              FINANCIAL STATEMENTS

      The financial statements and independent auditors' report required to be included in this Statement of Additional Information are incorporated herein by reference to the Trust's Annual Report to Shareholders for the fiscal year ended March 31, 1999. The Funds will provide the Annual Report without charge at written request or request by telephone.